EXHIBIT 10.1

Consent of Deloitte & Touche España, S.L.

Rodriguez Arias, 79

48008 Bilbao

España

Tel: +(34) 944 44 70 00

Fax: +(34) 944 70 08 23

www.deloitte.es

Deloitte

& Touche

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-13552, No. 333-07182, No. 333-06986 and No. 333-54232 on Form F-3 of Banco Bilbao Vizcaya Argentaria, S.A. of our report dated February 10, 2003, except for the Note 32 as to which the date is June 19, 2003, relating to the consolidated balance sheets of Banco Bilbao Vizcaya Argentaria, S.A. and its consolidated affiliates as of December 31, 2002, and 2001, and the consolidated statements of income of Banco Bilbao Vizcaya Argentaria, S.A. and its consolidated affiliates for the years ended December 31, 2002, 2001 and 2000 appearing in this Annual report on Form 20-F of Banco Bilbao Vizcaya Argentaria (the “Bank”) for the year ended December 31, 2002.

/s/    Deloitte & Touche España, S..L.

DELOITTE & TOUCHE ESPAÑA, S.L.

Madrid, Spain

June 26, 2003